Exhibit 10.12

CONFIDENTIAL TREATMENT REQUESTED—REDACTED COPY

Confidential Treatment has been requested for portions of this Exhibit. Confidential portions of this Exhibit are designated by [*****]. A complete version of this Exhibit has been filed separately with the Securities and Exchange Commission.

AMENDMENT NUMBER 19

TO

OnPointsm Overhaul

RATE PER FLIGHT HOUR

ENGINE SERVICES AGREEMENT

BETWEEN

GE Engine Services, LLC

GE CELMA LTDA.

AND

AZUL LINHAS AÉREAS BRASILEIRAS S.A.

Agreement Number 1-1373258434-AM19

Dated: Mar 31, 2017

PROPRIETARY INFORMATION NOTICE

The information contained in this document is GE Engine Services, LLC (“GE”) Proprietary Information and is disclosed in confidence. It is the property of GE and will not be used disclosed to others or reproduced without the express written consent of GE. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document will appear in any such reproduction. U.S. export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

AMENDMENT NUMBER 19

THIS AMENDMENT Number 19 (“Amendment”) is entered into by and between Azul Linhas Aéreas Brasileiras S.A. (“Azul” or “Customer”), GE Engine Services, LLC (“GEES”) and GE Celma Ltda. (“GE Celma”), GEES and GE Celma are jointly referred as “GE”, (each a “Party” and collectively referred to herein as “Parties”).

RECITALS

WHEREAS, the Parties have entered into an OnPointsm Engine Services Agreement dated 25 September 2009, as amended and supplemented from time to time (“Agreement”) whereby GE has agreed to provide the Services in exchange for payments to be made by Customer to GE Celma pursuant to the terms of the OnPoint Agreement; and

WHEREAS, the Parties want to change the term of the Agreement, along with other terms and conditions according to the provisions of this Amendment;

WHEREAS, the Parties want to include in the Covered Services of Article 3.1 services to meet certain Redelivery Conditions, as per the terms of this Amendment;

WHEREAS, the Parties agree on the transfer of [*****] Engines to Portugalia – Companhia Portuguesa de Transportes Aéreos, S.A. (“PGA”) without the application of the provisions of Article 11 of the Agreement;

WHEREAS, the Parties agree that such Engines will continue to be covered by the Agreement and [*****] will pay [*****] for its portion of the Services;

WHEREAS, the Parties agree to amend Article 5 of the Agreement to replace section 5.1 Rates per EFH considering the Redelivery Conditions included as per this Amendment;

Capitalized terms used, and terms otherwise defined in this Amendment shall have the meaning assigned to them under the Agreement.

NOW THEREFORE, in consideration of the foregoing premises and of the mutual covenants and conditions contained herein, and other good and valuable consideration, receipt and sufficiency of which are acknowledged and agreed, the Parties hereto agree as follows:

1.	Section 2.1 shall be entirely replaced as follows:

“2.1 Term. Each Party’s obligation to perform will commence upon September 25, 2009 (the “Commencement Date”) and such obligation will continue, unless sooner terminated, according to the end dates defined for each engine in Exhibit P for the current leased fleet and [*****] engine for the owned fleet, from date of Engine delivery to Customer, or [*****], whichever occurs first (the “Term”). Parties may renew or extend this Agreement upon mutual agreement prior to the end of the initial Term.”

2.	Item “I” below shall be added to Article 3.1 (“Covered Services”) of the Agreement:

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commision

I. Comply with Redelivery Conditions (“Redelivery Conditions”) for certain Engines as follows:

Redelivery Conditions:

Each Engine shall have the Engine Flight Hours and Engine Flight Cycles remaining to its next expected Engine Performance Restoration as noted in Exhibit P.

Following the completion of the acceptance flight pursuant to a Lease aircraft redelivery, GE acknowledges that a complete video borescope inspection of all accessible stages in the engine is required, which may be performed by GE OWS [*****]. If a finding through the borescope inspection results in an unserviceable condition as per the AMM and that finding is required to be fixed through a shop visit, GE will perform services to resolve the condition and ensure the engine meets expected lease return conditions as noted in Exhibit P, and the Engine will meet performance and operating temperature limitations evidenced by full takeoff power assurance runs.

No Engine (and no module thereof) shall be (i) “on watch” or subject to special or reduced inspection intervals that would cause the engine not to meet Redelivery Conditions or (ii) exhibit any adverse trends or indicate a rate of acceleration in performance deterioration that is higher than normal based on Manufacturer’s experience, GE and Customer will work to troubleshoot any discrepant condition.

Each Engine’s life remaining to its next expected Engine Performance Restoration shall be determined using the Engine Manufacturer’s published data, the environment and operating parameters in which the Engine has been operated, [*****], the period remaining to the incorporation of any Airworthiness Directives issued by the Regulatory Authority or alert (or equivalent) Service Bulletins issued by Engine Manufacturer which would require the splitting of any of that Engine’s modules, and that Engine’s EGT margin, Hour to Cycle ratio, power assurance run results, borescope findings and trend data.

3.	Effective [*****] Rates per EFH in Article 5.1 of the Agreement, and its amendments (including, but not limited to amendments 4, 8, 9, 10 and 18), shall be entirely replaced by the table below:

Fleet (as per Exhibit Q)	New Rates (Popular/Restored)	Rate as of 9/1/2018 (Popular/Restored)	Rates as of 1/1/2020 (Popular/Restored)	Rates as of 1/1/2021 (Popular/Restored)	Escalation Cap

Rate-1 (Main Fleet)	[*****]	[*****]	[*****]	[*****]	[*****]

Rate-2 (GECAS)	[*****]	[*****]	[*****]	[*****]	[*****]

Rate-3 (TAP Fleet)	[*****]	[*****]	[*****]	[*****]	[*****]

All rates listed above are in 2017 USD and shall be escalated based on the escalation formula listed in the Agreement, subject to the Escalation Cap shown above.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commision

4.	Item “f” below shall be added to Section 6.2 as follows:

“f. Additionally, the EFH minimum calculation shall not be applied to the following situations, as follows:

(i)	for engines listed in Exhibit P, for the period of ninety [*****] as defined per each engine in the same Exhibit P;

(ii)	for each Transferred Engine as listed in Item 7 and for the Subleased Engines as defined in Amendment 18 to the Agreement, for the period [*****]

(iii)	for engines installed in Aircraft undergoing any heavy airframe maintenance check of 15000 hours or more, [*****].

5.	Article 11.4 (i) of the Agreement shall be entirely deleted.

6.	GE agrees, on an exceptional basis, to waive reconciliation fees in connection with the removal of [*****] , which took place in [*****] .

7.	[*****] agrees to Issue [*****] to cover for LPT Case BSI Program invoices already issued and not paid. [*****] also agrees to [*****] for the “BSI Screen Workscope” as defined in the [*****] Workscope Planning Guide as of the date of this Amendment. For the avoidance of doubt, provisions of Article 11— Removal of Engines continue to apply.

8.	Parties agree to develop and maintain an engine Removal Schedule per the terms defined in Article 7.1.b of the Agreement. If the engines are removed per the mutually agreed Removal Schedule, GE shall make best efforts to induct the engine within [*****] days following receipt of the engine at the DRS. If the engine is not inducted in [*****] days, Turn Time, as defined in Article 3.7, shall commence [*****] days following receipt of the engine at the DRS.

9.	GE agrees on the transfer by Customer to its affiliated company PGA of additional [*****], totaling [*****] , covered by the Agreement, as per the list below (the “Transferred Engines”) for the remaining duration of the Agreement, without applying the provisions of Article 11 of the Agreement. It is further agreed that Customer, PGA and GE will enter into an agreement to allow for [*****]

AIRCRAFT S/N	ORIGINAL ENGINE S/Ns
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commision

10.	The Parties agree that the Transferred Engines, as listed in Item 9 of this Amendment, can be operated by Customer or by PGA, without any prior authorization from GE, provided that in any case Customer shall continue to be entirely responsible for all obligations and payments related to the Transferred Engines. For the avoidance of doubt, Customer is fully responsible for transportation of Equipment to and from PGA.

11.	The Parties agree that invoices for Services in connection to Transferred Engines shall be

i. [*****]; or

ii. [*****]; or

iii. [*****]

In that regard, [*****] , will notify [*****] no less than [*****] before invoice date, as per Article 6 of the Agreement, [*****] If [*****] fails to produce such a notification in time, [*****] will invoice [*****]. For the avoidance of doubt, Customer will continue to be solely and entirely responsible for all obligations and payments in connection with the Agreement.

12.	The Parties understand and recognize that all Services shall continue to be performed at [*****], as per the terms of the Agreement.

All other terms and conditions contained in the Agreement, which are not modified by this Amendment, shall remain in full force and effect.

This Amendment shall be effective as of the date hereof.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commision

IN WITNESS WHEREOF, GE and Customer have caused this Amendment to be signed in duplicate by their duly authorized officials as of the date written below. Those officials represent to each other and to the Parties that each is unequivocally authorized to execute this Amendment and serves in the capacity indicated below.

GE Celma Ltda.	Azul Linhas Aéreas Brasileiras S.A.

By: /s/ Julio C. Tacon /s/ Renato Vidal	By: /s/ John Peter Rodgerson
Printed Name: Julio C. Tacon Renato Vidal	Printed Name: John Peter Rodgerson
Title: General Manager Operations Manager	Title: Attorney-in-Fact

GE Engine Services, LLC

By: /s/ Nathan Hoering
Printed Name: Nathan Hoering
Title: RES Customer Programs Leader

EXHIBIT P

REGISTRATION	AIRCRAFT S/N	ESN	LESSOR	Agreement	Birthday	Contract end Date	REDELIVERY CONDITION
							FC	FH	LLP
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission

P-1

REGISTRATION	AIRCRAFT S/N	ESN	LESSOR	Agreement	Birthday	Contract end Date	REDELIVERY CONDITION
							FC	FH	LLP
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission

P-2

EXHIBIT Q— List of engines by fleet type

REGISTRATION	AIRCRAFT S/N	ESN	Fleet
[*****]	[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission

REGISTRATION	AIRCRAFT S/N	ESN	Fleet
[*****]	[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission

REGISTRATION	AIRCRAFT S/N	ESN	Fleet
[*****]	[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission

REGISTRATION	AIRCRAFT S/N	ESN	Fleet
[*****]	[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission

REGISTRATION	AIRCRAFT S/N	ESN	Fleet
[*****]	[*****]	[*****]	[*****]

REGISTRATION	AIRCRAFT S/N	ESN	Fleet
[*****]	[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission

REGISTRATION	AIRCRAFT 5/N	ESN	Fleet
[*****]	[*****]	[*****]	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission

Q-6